                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               October 10, 2001

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits


        The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on October 10, 2001 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of September 1, 2001 through September 30, 2001.


                                                                               3
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ADVANTA EQUIPMENT RECEIVALBES SERIES 2000-1 LLC, As Registrant

                                By     /s/  KIRK WEILER
                                       -----------------------------------------

                                Name:  Kirk Weiler
                                Title: Manager

Dated:  October 10, 2001



                                                                               4
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                                  Exhibit Index

Exhibit No.                                                                                      Page
-----------                                                                                      ----
   21.1            Monthly Servicer's Certificate dated October 10, 2001 prepared by the           8
                   Servicer and sent to the Trustee pursuant to Section 2.01 (a)
                   of the Series 2000-1 Transfer and Servicing Agreement
                   covering the period of September 1, 2001 through September
                   30, 2001.


                                                                               5
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NOTE:
We expect that we will hit the Cumulative Net Loss Percentage trigger event as of the end of October or November 2001 collection periods. We expect the Cumulative Net Loss Percentage to exceed the Loss Trigger Level Percentage of 6.00%.

Upon the occurrence of a trigger event, principal payments will be made sequentially, so that all available funds, after paying amounts due to the trustee and the servicer and after paying interest on the notes, will be applied to pay the full principal amount of each class before any amount is used to pay the next class. In such an event principal will be paid in full on Class A-1, then Class A-2, then Class A-3, then Class B, then Class C, then Class D, then Class E and, finally, Class F.

Also, upon the occurrence of a trigger event, amounts in the reserve account will be withdrawn and used to pay the most senior class of notes outstanding.

If a trigger event is cured, then payment of the monthly principal payment amount to each of the classes based upon the Class A percentage, Class B percentage, Class C percentage, Class D percentage, Class E percentage and Class F percentage will resume. We do not expect this trigger event to be cured.